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                                                              EXHIBIT 10.50(p-2)

AMD SAXONY MANUFACTURING GMBH                                   February 6, 1998
                                                                -----------
Dear Sirs

The purpose of this communication is to set forth the terms and conditions of the Transaction, entered into between ADVANCED MICRO DEVICES, INC. ("Party A") and AMD SAXONY MANUFACTURING GMBH ("Party B") on the Trade Date specified below (the "Transaction"). This communication will constitute a "Confirmation" as referred to in the Master Agreement (the "ISDA Agreement") dated 11 March 1997, entered into between us (the ISDA Agreement together with this Confirmation and the Confirmation dated 11 March 1997 being, the "Agreement").

The definitions and provisions contained in the 1991 ISDA Definitions (the "1991 Definitions") and the 1992 ISDA FX and Currency Option Definitions (the "FX Definitions") (as published by the International Swap Dealers Association, Inc) (together, the "Definitions") are incorporated by reference into this Confirmation without regard to any revision or subsequent edition thereof. In the event of any inconsistency between the 1991 Definitions and the FX Definitions, the FX Definitions shall control with respect to paragraph 2(a) below and the 1991 Definitions shall control with respect to any other provisions of this Confirmation. This Confirmation will supplement, form a part of and be subject to the terms and conditions of the Agreement.

All provisions contained in the Agreement will govern this Confirmation except as expressly modified below. In the event of any inconsistency amount or between the ISDA Agreement, the Definitions and this Confirmation, this Confirmation will govern.

Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation will be governed by and construed in accordance with California law (without reference to the choice of law doctrine).

* CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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2.   The terms of the particular Transaction to which this Confirmation relates are as follows:

     Trade Date:             February 6, 1998
                             -----------

     Effective Date:         February 6, 1998
                             -----------

     Termination Date:       July 1, 2005, provided that if the obligations of
                             Party B under the Loan Agreement dated 11 March
                             1997, between Party B and Dresdner Bank Luxembourg
                             SA, as agent (successor to Dresdner Bank AG as agent), and certain other financial institutions have not been satisfied in full on or before such date, the Termination Date shall be extended to fall on the date on which such obligations are fully and finally satisfied

     Business Days:          San Francisco, Frankfurt and Dresden

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(a)  Currency Options
     ----------------

     (i)  Common Terms:

          Premium Payment Date:           The Termination Date

          Currency Option style:          European

     (ii) Unique terms:

          Option #1a

               Buyer:                     Party B

               Seller:                    Party A

               Currency Option Type:      Call

               Call Currency and Amount:  USD 40,000,000

               Strike Price:              DEM 1.85

               Put Currency:              DEM

               Expiration Date:           August 19, 1998

               Settlement Date:           August 21, 1998

               Premium:                   USD 980,000

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          Option #1b

               Buyer:                     Party A

               Seller:                    Party B

               Currency Option Type:      Put

               Put Currency and Amount:   USD 40,000,000

               Strike Price:              DEM 1.801

               Call Currency:             DEM

               Expiration Date:           August 19, 1998

               Settlement Date:           August 21, 1998

               Premium:                   USD 980,000

               The above Option premiums for Options 1a and 1b have been netted to zero.

          Option #2a

               Buyer:                     Party B

               Seller:                    Party A

               Currency Option Type:      Call

               Call Currency and Amount:  USD 40,000,000

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               Strike Price:              DEM 1.85

               Put Currency:              DEM

               Expiration Date:           November 18, 1998

               Settlement Date:           November 20, 1998

               Premium:                   USD 1,176,000

          Option #2b

               Buyer:                     Party A

               Seller:                    Party B

               Currency Option Type:      Put

               Put Currency and Amount:   USD 40,000,000

               Strike Price:              DEM 1.7885

               Call Currency:             DEM

               Expiration Date:           November 18, 1998

               Settlement Date:           November 20, 1998

               Premium:                   USD 1,176,000

               The above Option premiums for Options 2a and 2b have been netted to zero.

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          Option #3a

               Buyer:                     Party B

               Seller:                    Party A

               Currency Option Type:      Call

               Call Currency and Amount:  USD 50,000,000

               Strike Price:              DEM 1.85

               Put Currency:              DEM

               Expiration Date:           February 16, 2000

               Settlement Date:           February 18, 2000

               Premium:                   USD 1,652,000

          Option #3b

               Buyer:                     Party A

               Seller:                    Party B

               Currency Option Type:      Put

               Put Currency and Amount:   USD 50,000,000

               Strike Price:              DEM 1.7329

               Call Currency:             DEM

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               Expiration Date:           February 16, 2000

               Settlement Date:           February 18, 2000

               Premium:                   USD 1,652,000

               The above Option premiums for Options 3a and 3b have been netted to zero.

          Option #4a

               Buyer:                     Party B

               Seller:                    Party A

               Currency Option Type:      Call

               Call Currency and Amount:  USD 60,000,000

               Strike Price:              DEM 1.85

               Put Currency:              DEM

               Expiration Date:           May 17, 2000

               Settlement Date:           May 19, 2000

               Premium:                   USD 1,716,000

          Option #4b

               Buyer:                     Party A

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               Seller:                    Party B

               Currency Option Type:      Put

               Put Currency and Amount:   USD 60,000,000

               Strike Price:              DEM 1.7278

               Call Currency:             DEM

               Expiration Date:           May 17, 2000

               Settlement Date:           May 19, 2000

               Premium:                   USD 1,716,000

               The above Option premiums for Options 4a and 4b have been netted to zero.

          Option #5a

               Buyer:                     Party B

               Seller:                    Party A

               Currency Option Type:      Call

               Call Currency and Amount:  USD 50,000,000

               Strike Price:              DEM 1.85

               Put Currency:              DEM

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               Expiration Date:           August 16, 2000

               Settlement Date:           August 18, 2000

               Premium:                   USD 1,776,000

          Option #5b

               Buyer:                     Party A

               Seller:                    Party B

               Currency Option Type:      Put

               Put Currency and Amount:   USD 50,000,000

               Strike Price:              DEM 1.717

               Call Currency:             DEM

               Expiration Date:           August 16, 2000

               Settlement Date:           August 18, 2000

               Premium:                   USD 1,776,000

               The above Option premiums for Options 5a and 5b have been netted to zero.

          Option #6a

               Buyer:                     Party B

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               Seller:                    Party A

               Currency Option Type:      Call

               Call Currency and Amount:  USD 60,000,000

               Strike Price:              DEM 1.85

               Put Currency:              DEM

               Expiration Date:           November 15, 2000

               Settlement Date:           November 17, 2000

               Premium:                   USD 1,824,000

          Option #6b

               Buyer:                     Party A

               Seller:                    Party B

               Currency Option Type:      Put

               Put Currency and Amount:   USD 60,000,000

               Strike Price:              DEM 1.7094

               Call Currency:             DEM

               Expiration Date:           November 15, 2000

               Settlement Date:           November 17,2000

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               Premium:                   USD 1,824,000

               The above Option premiums for Options 6a and 6b have been netted to zero.

2.   Account Details

     (a)  Payments to Party A:

          Party A's account [***]

     (b)  Payments to Party B

          to be supplied

3.   Offices:

     (a)  The Office of Party A for the Transaction is San Francisco.

     (b)  The Office of Party B for the Transaction is Dresden.

4.   Broker/Arranger: None

Please promptly confirm that the preceding correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


Yours sincerely,

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*** CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE
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ADVANCED MICRO DEVICES, INC.

By:   /s/ Marvin D. Burkett
     --------------------------------
Its:
     --------------------------------

Confirmed as of the date first written:

AMD SAXONY MANUFACTURING GmbH

By:   /s/ Marvin D. Burkett
     --------------------------------

Its:
     --------------------------------

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